                                                                     EXHIBIT 4.6


                           INVESTOR RIGHTS AGREEMENT
                           -------------------------

          INVESTOR RIGHTS AGREEMENT, dated March 17, 1999, between Convergent Communications, Inc., a Colorado corporation (the "Company"), and each of the entities named on Exhibit A hereto (each an "Initial Investor" and,
                  ---------
collectively, the "Initial Investors").

     The Company and the Initial Investors have entered into that certain Securities Purchase Agreement, dated as of the date hereof, pursuant to which each of the Initial Investors is purchasing from the Company, simultaneously with the execution and delivery of this Agreement on the date hereof, certain securities of the Company that are convertible into or exercisable for shares of the Company's common stock. The Company has agreed to grant the Investors certain rights with respect to such securities and the underlying common stock of the Company.

     In consideration of the premises and the covenants and agreement herein contained, in order to induce the Initial Investors to enter into such Securities Purchase Agreement and consummate the transactions contemplated thereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows.

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1    As used in this Agreement, the following terms have the
     -----------
meanings indicated:

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act. The term "affiliated" (whether or not capitalized) shall have a correlative meaning. For purposes hereof, the Company shall not be deemed to be an Affiliate of any Initial Investor or any Affiliate of any Initial Investor.

     "Agreement" means this Investor Rights Agreement, as amended from time to time in accordance with the terms hereof.

     "Beneficial Ownership" shall mean the power, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to
(i) vote, or to direct the voting of, a security, and (ii) dispose, or to direct the disposition of, such security.

     "Beneficially Owns" shall mean having Beneficial Ownership.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in either New York, New York, or the city and state in which the principal executive offices of the Company within the United States are located are authorized or obligated by law or executive order to close.

     "Commencement Date" means the earlier of (i) 180th day after the effective date of an IPO and (ii) the second anniversary of the First Closing Date.

     "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

     "Common Stock" means the Common Stock, no par value, per share, of the Company and any capital stock into which such Common Stock may be reclassified or otherwise changed, and, unless the context otherwise requires, such term shall also include all securities of the Company or any other issuer issued to the holders of shares of Common Stock as a dividend or other distribution on, in exchange for, in replacement of or upon the exercise of any conversion, purchase or subscription right associated with any shares of Common Stock.

     "Common Stock Rights" shall mean any Rights to subscribe for, purchase or otherwise acquire any share or shares of Common Stock.

     "Company Indemnified Parties" has the meaning set forth in Section 6.2.
                                                                -----------

     "Convertible Securities" means evidences of indebtedness, shares of capital stock or other securities or obligations that are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for any Common Stock, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency.

     "Demand Registration" has the meaning set forth in Section 2.1.
                                                        -----------

     "Disadvantageous Effect" has the meaning set forth in Section 2.7.
                                                           -----------

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended, or any successor federal statute, and (unless the context otherwise indicates) the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

     "Existing Registration Rights" mean, as of any time of determination, contractual commitments of the Company that either (i) existed as of February 1, 1999, were disclosed on a schedule to the Purchase Agreement and remain in effect as of such time, entitling Persons to exercise piggy-back registration rights if the Company registers any of its securities for itself or for others or (ii) are granted, on or after the Closing Date (and in consideration of the release by such Persons of other registration rights, if any, to which they may be entitled), to Persons who were holders on the First Closing Date of Existing Registration Rights within the scope of clause (i) of this defintion to participate by registration of shares of Common Stock held by them in the IPO or in the first registered offering of Common Stock by the Company which is made after the IPO and for which a Registration Statement becomes effective within six months after the IPO.

     "First Closing Date" has the meaning given to such term in the Purchase Agreement.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

     "Indemnified Party" has the meaning set forth in Section 6.3.
                                                      -----------

     "Indemnifying Party" has the meaning set forth in Section 6.3.
                                                       -----------

     "Initial Investors" has the meaning set forth in the introductory paragraph.

     "Initiating Investor" has the meaning set forth in Section 2.2.
                                                        -----------

     "Insiders" means each of the "Permitted Holders," as such term is defined in Section 101 of the Indenture, dated as of April 2, 1998, between the Corporation and Norwest Bank Colorado, N.A., a national banking association, as Trustee, as in effect on the date hereof, regardless of any subsequent amendment, modification, termination or expiration thereof.

     "Investors" means

          (i)    the Initial Investors,

          (ii)   each Second Purchaser,

          (iii) each other Person, other than the Company or an Affiliate of the Company, who at any time acquires any Registrable Shares directly or indirectly from any Initial Investor or Second Purchaser in a transaction or chain of transactions not involving a public offering within the meaning of and registered under the Securities Act, and who

               (A) so acquires at least 15% of the original number of Registrable Shares or

               (B) is a constituent stockholder, partner or member (including limited partners and retired partners or members) of an Investor to whom Registrable Shares are distributed as part of a distribution by such Investor to its constituent stockholders, partners or members generally, or is a liquidating trust established in connection with the dissolution or winding up of any Investor;

               (C) and who was assigned by the Investor from whom such Registrable Shares were acquired the registration rights of an Investor hereunder with respect to such Registrable Shares, and

          (iv) any Investor's successors, Affiliates and, in the case of any Investor who is a natural person, such individual's spouse, ancestors, lineal descendants, siblings, executors, administrators and heirs of who acquire Registrable Shares by gift, will or intestate succession, in each of the foregoing cases, if such Person (if not an Initial Investor) agrees in writing to be bound by this Agreement as an Investor and for so long as such Person continues to hold any Registrable Shares.

     "IPO" means the consummation of an initial public offering of the Company's stock registered under the Securities Act.

     "Losses" has the meaning set forth in Section 6.1.
                                           -----------

     "Majority Investors" means any one or more Investors who hold a total number of Registrable Shares equal to at least a majority of the aggregate number of Registrable Shares then held by all Investors.

     "Majority Selling Investors" means, with respect to any Demand Registration or Piggyback Registration, any one or more Selling Investors who hold a total number of Registrable Shares equal to at least a majority of the aggregate number of Registrable Shares which are held by all Selling Investors and which are or are to be included in such Demand Registration or Piggyback Registration.

     "New Securities" means, subject to Section 7.4, any newly issued shares of capital stock of the Company, including Common Stock and any class or series of preferred stock, whether authorized or not, and Rights to acquire shares of Common Stock or preferred stock.

     "New Securities Purchaser" has the meaning set forth in the definition of "Preissuance Notice" set forth below in this Section 1.1.
                                             -----------

     "Notes" means the Corporation's 13% Series B Senior Notes due 2008 issued under the Indenture, dated as of April 2, 1998, between the Corporation and Norwest Bank Colorado, N.A., a national banking association, as Trustee.

     "Number of Common Shares Outstanding" has the meaning set forth in Section
                                                                        -------
7.1.
---

     "Pari Passu Registration Rightsholder" means:

          (i)  as used in Section 2.6 or Section 2.10 with respect to any Demand
                          -----------    ------------
               Registration requested by the Investors, a Person (A) who has, at the time of such request, the right, under a then-effective written contract entered into with the Company prior to the First Closing Date and disclosed on a schedule to the Purchase Agreement, to require shares of Common Stock then owned by such Person to be included in such Demand Registration and (B) who exercises that right with respect to all or some of those shares in accordance with the terms of such contract, if
                                                                           --
               and to the extent a breach of such contract by the Company would
               -----------------
               result from the reduction, in the circumstances contemplated by
               Section 2.6, of the number of such shares requested to be
               -----------
               included by such Person in such Demand Registration before any reduction in the number of Registrable Shares sought to be included in such Demand Registration by the Investors; or

          (ii) as used in Section 3.2(b) with respect to any Piggyback
                          --------------
               Registration in which any Investors have requested inclusion of Registrable Shares in accordance with Section 3.1, a Person (A)
                                                     -----------
               who has, at the time of such request, the right, under a then-effective written contract entered into with the Company prior to the First Closing Date and disclosed on a schedule to the Purchase Agreement or granted after the First Closing Date without violation of Section 8.3, to require shares of Common
                                    -----------
               Stock then owned by such Person to be included in such Piggyback Registration and (B) who exercises that right with respect to all or some of those shares in accordance with the terms of such contract, if and to the extent a breach of such contract by the
                         --------------------
               Company would result from the reduction, in the circumstances contemplated by Section 3.2(b), of the number of such shares
                               --------------
               requested to be included by such Person in such Piggyback Registration before any reduction in the number of Registrable Shares sought to be included in such Piggyback Registration by the Investors.

     "Person" means any individual, corporation, limited liability company, general or limited partnership, joint venture, association, joint stock company, trust, unincorporated business or organization, government or agency or political subdivision thereof, or other entity, whether acting in an individual, fiduciary or other capacity.

     "Piggyback Registration" has the meaning set forth in Section 3.1.
                                                           -----------

     "Preissuance Notice" shall be a written notice given to the Investors pursuant to Section 7.1 no later than ten days prior to the date the Company
            -----------
plans to issue New Securities.   Each Preissuance Notice shall (i) specify the
kind and amount of New Securities proposed to be issued, (ii) if such New Securities consist of or include Common Stock Rights, briefly describe the terms of such Common Stock Rights, (iii) identify each Person to whom such New Securities are proposed to be issued (each a "New Securities Purchaser"), if then known by the Company, (iv) state the method or manner of issuance, (v) state the kind(s) and amount(s) of consideration for which such New Securities are proposed to be issued and the determination of the Company's Board of Directors of the fair market value of any such consideration other than cash and (vi) describe the other material terms and conditions of the proposed issuance of New Securities.

     "Proposed Purchaser" shall have the meaning assigned to it in Section
                                                                   -------
9.6(b).
------

     "Proposed Sale" shall have meaning assigned to it in Section 9.6(a).
                                                          --------------

     "Proposed Sale Notice" shall have the meaning assigned to it in Section
                                                                     -------
9.6(b).
------

     "Purchase Agreement" means the Securities Purchase Agreement, dated as of the date hereof, between the Corporation and the Initial Investors, as the same may be amended from time to time in accordance with its terms.

     "Qualified Affiliate" means, with respect to any transfer of Common Stock by any Insider, any Immediate Family Member of such Insider or a trust described in Section 664 of the Internal Revenue Code of 1986, as amended, of which the income beneficiaries consist exclusively of one or more of such Insider and the Immediate Family Members of such Insider, provided that such transfer is made without consideration and the transferee, by written instrument reasonably satisfactory to the Majority Investors, agrees to be bound by Section 9.6 of
                                                              -----------
this Agreement as an "Insider" hereunder. An "Immediate Family Member" of any natural person any other natural person means such person's spouse, ancestors, lineal descendants, siblings, executors, administrators and heirs of who acquire Common Stock by gift, will or intestate succession.

     "Qualifying IPO" means the consummation of a single public offering of the Company's stock registered under the Securities Act generating gross proceeds to the Company of at least $50 million.

     "Qualifying Rights" means, as of any time, shares of the Series A Preferred Stock and the Warrants, and also includes all other Common Stock Rights which, by their terms, are exercisable for shares of Common Stock only upon the payment, conversion, surrender, exchange or delivery by the holder of additional consideration in cash or property in an amount or having a fair market value per share of Common Stock which, as of such time, is equal to or less than the fair market value per share of the Common Stock determined as of such time.

     "Registrable Shares" means (i) any and all shares of Common Stock issued or issuable upon conversion of any Series A Share or upon exercise, conversion or exchange of any Warrant, (ii) any and all shares of Common Stock, and any shares of Common Stock issued or issuable upon the exercise of any Rights or other securities, acquired by or issuable to the Investors pursuant to Article VII of this Agreement, (iii) any and all other shares of Common Stock held on the date of this Agreement by any Investor or any of its Affiliates and (iv) any other shares of Common Stock issued in respect of any such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable
         --------  -------
Shares shall cease to be Registrable Shares (x) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (y) upon any sale in any manner to a Person which is not entitled to the rights provided by this Agreement or (z) with respect to the Registrable Shares held by any specific Investor, when all such Registrable Shares held by such Investor either (1) may be sold by such Investor under Rule 144 under the Securities Act without limitation as to manner of sale and without any limitation as to volume or (2) are equal to or less than the number that may be sold by such Investor under Rule 144(e) within any three-month period. For purposes of this Agreement, any Person shall be deemed to hold, as of any time, (A) all issued and outstanding shares of Common Stock, Registrable Shares or other securities then held or deemed to be held by such Person, (B) all additional shares of Common Stock, Registrable Shares or other securities which would then be held by such Person if it were assumed that all shares of Series A Preferred Stock and Warrants, if any, then held or deemed to be held by such Person had been duly and effectively exercised in full at and effective as of such time, (C) all additional shares of Common Stock, Registrable Shares or other securities which would then be held by such Person if it were assumed that all Rights, if any, then held or deemed to be held by such Person had been duly and effectively exercised in full at and effective as of such time and (D) all additional shares of Common Stock, Registrable Shares or other securities, if any, which such Person then has a right to purchase pursuant to the preemptive rights granted pursuant to this Agreement by virtue of any prior exercise of such preemptive rights, assuming, in the case of each of clauses (B) and (C), that all adjustments to the kind, number and amount of shares of capital stock or other securities issuable upon exercise, exchange or conversion of any of the shares of Series A Preferred Stock, Warrants or other Rights referred to in such clause required by reason of any event or transaction occurring at or prior to such time had been duly and effectively made as and when required by the terms thereof.

     "Registration Expenses" shall mean, with respect to any Demand Registration or Piggyback Registration all (i) registration, qualification and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including the reasonable fees and disbursements of counsel for any underwriters, dealers or placement agents in connection therewith), (iii) printing expenses (or comparable duplication expenses) and escrow fees, (iv) internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company, (vi) fees and expenses for independent certified public accountants retained by the Company (including all fees and expenses associated with special audits or the delivery by independent certified public accountants of a "cold comfort" letter or letters), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, (viii) fees and expenses of listing the Registrable Shares on a securities exchange or otherwise in connection with subdivision (r) of Section 4.1, (ix) the reasonable
                                                -----------
fees and expenses of a single firm of legal counsel for the Investors participating in such Demand Registration or Piggyback Registration up to $75,000 in connection with a Demand Registration and $25,000 in connection with a Piggyback Registration and (x) all other reasonable fees, costs, expenses and disbursements incurred in connection with or incident to the Company's compliance with Article IV. Registration Expenses do not include underwriting commissions or discounts payable in respect to Registrable Shares of an Investor included in a Demand Registration or Piggyback Registration.

     "Registration Statement" means a registration statement of the Company under the Securities Act on any form for which the Company then qualifies and which permits the sale thereunder of the number of Registrable Shares (and any other securities of the Company) to be included therein in accordance with this Agreement by the Selling Investors and, in the case of the Registrable Shares, according to the method(s) of distribution determined in accordance with this Agreement and in the case of any other securities covered thereby, according to the plan(s) of distribution described therein, including all exhibits and schedules to, all financial statements included in or otherwise filed with, and all documents incorporated by reference in any such registration statement, in each case as amended or supplemented as of any reference date.

     "Rights" means any options, warrants, convertible or exchangeable securities or other rights, however denominated, to subscribe for, purchase or otherwise acquire any equity interest or other security of any class or series, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency.

     "Second Purchasers" has the meaning given to that term in the Purchase Agreement.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and (unless the context otherwise indicates) the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

     "Selling Investors" means, with respect to any Demand Registration or Piggyback Registration, any Investors holding any Registrable Shares which are or are to be included in such Demand Registration or Piggyback Registration in accordance with this Agreement.

     "Series A Preferred Stock" means the Series A Senior Convertible Preferred Stock, no par value, of the Company.

     "Series A Share" means, as of any time, any share of Series A Preferred Stock then issued and outstanding.

     "Shelf Registration" has the meaning set forth in Section 2.11.
                                                       ------------

     "Tag-Along Notice" shall have the meaning assigned to it in Section 9.6(c).
                                                                 --------------

     "Tag-Along Rights" shall have the meaning assigned to it in Section 9.6(a).
                                                                 --------------

     "Tag-Along Shares" shall have the meaning assigned to it in Section 9.6(c).
                                                                 --------------

     "Tendered Sales" shall have the meaning assigned to it in Section 9.6(b).
                                                               --------------

     "Warrant Agreement" means the Warrant Agreement, dated the date hereof, between the Company and the Initial Investors, as it may be amended from time to time in accordance with its terms.

     "Warrants" means the Warrants to purchase shares of Common Stock issued and sold by the Company to, and purchased by, the Initial Investors and the Second Purchasers pursuant to the Securities Purchase Agreement and the Warrant Agreement.

     "Warrant Securities" means, with respect to any Warrant at any time, each class and series of Conversion Stock, each class, series and issue of any other securities, and any Rights with respect to any of such Conversion Stock or other securities, any shares, number or other amount of which at such time are deliverable upon exercise of such Warrant.

     "Warrant Stock" means, with respect to any Warrant at any time, the Common Stock, each other class or series of capital stock and any Rights with respect to any of the foregoing any shares, number or other amount of which at such time is deliverable upon exercise of such Warrant.

     Section 1.2    Terms Generally; Certain Rules of Construction.
     -----------    ----------------------------------------------

          (a) The definitions of terms contained in this Agreement shall apply equally to both the singular and plural forms of the terms defined and words in the singular include the plural and words in the plural include the singular.

          (b) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

          (c) The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "herein", "hereof" and "hereunder" and words of similar import refer to this Agreement in its entirety and not to any part hereof unless the context shall otherwise require.

          (d) All references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require.

          (e) Unless otherwise expressly provided herein or unless the context shall otherwise require, any references as of any time to any agreement or other Contract, instrument or document or to any statute or regulation or any specific section or other provision thereof are to it as amended and supplemented through such time (and, in the case of a statute or regulation or specific section or other provision thereof, to any successor of such statute, regulation, section or other provision).

          (f) Any reference herein to a "day" or number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day.

          (g) Unless otherwise expressly provided herein or unless the context shall otherwise require, any provision of this Agreement using a defined term (by way of example and without limitation, such as "Investors") which is based on a specified characteristic, qualification, feature or status shall, as of any time, refer only to such Persons who have the specified characteristic, qualification, feature or status as of that particular time.

          (h) For purposes of this Agreement, (i) any acquisition or transfer of any Rights to subscribe for, purchase or otherwise acquire any Registrable Shares shall also constitute an acquisition or transfer or proposed transfer of the Registrable Shares issuable upon the exercise, exchange or conversion thereof and (ii) any Person who holds any Right to subscribe for, purchase or otherwise acquire any Common Stock, Registrable Shares or other securities shall be deemed to hold all such Common Stock, Registrable Shares or other securities which then would be issuable if it were assumed that such Right were then duly exercised, exchanged or converted in full. When used with reference to any Right, the term "exercise" shall mean to exercise the right to exchange or convert such Right for or into, subscribe for, purchase or otherwise acquire shares of Common Stock represented by such Right, and variants of such word (including "exercised" and "exercisable") shall have correlative meanings.

          (i) The terms "register", "registered" and "registration" refer to a
                         --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                                   ARTICLE II
                              DEMAND REGISTRATION

     Section 2.1    Right to Demand Registration.  The Investors shall have the
     -----------    ----------------------------
right to require the Company to register Registrable Shares under the Securities Act (a "Demand Registration"), which right shall be exercisable in the manner set forth in this Article II at any time or from time to time on or after the
                  ----------
Commencement Date until the third anniversary of the First Closing Date. For the sake of certainty, if a request for a Demand Registration is properly made pursuant to the first sentence of Section 2.2 at any time before the third anniversary of the First Closing Date, then the rights and obligations of the Investors and the Company under this Agreement with respect to Demand Registration shall survive such third anniversary.

     Section 2.2    Registrations.  Any Investor or Investors holding in the
     -----------    -------------
aggregate more than one-third of the Registrable Shares (the "Initiating Investors") then held by all Investors may request, in writing, that the Company effect a Demand Registration on any form available for such registration under the Securities Act, of Registrable Shares constituting at least 33% of the Registrable Shares owned by the Investors. If the Initiating Investors intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such Demand Registration is underwritten, the right of any other Investor to participate in such Demand Registration shall be conditioned on such Investor's participation in such underwriting on the same terms as the Initiating Investors. Upon receipt of any such request, the

Company shall promptly give written notice of such proposed registration to all other Investors. Such Investors shall have the right, by giving written notice to the Company within thirty days after the Company provides its notice, to elect to have included in such Demand Registration such of their Registrable Shares as such Investors may request in such notice of election. Subject to Section 2.3, the Investors shall be entitled in the
                      -----------
aggregate to require the Company to effect two Demand Registrations pursuant to this Section 2.2, one of which may (but need not) be a Shelf Registration as set
     -----------
forth in Section 2.11 and, except as provided in Section 5.1, a Demand
         ------------                            -----------
Registration shall not be deemed to have been effected unless such registration has been declared or ordered effective and the securities offered pursuant to such registration have been sold.

     Section 2.3    Continuing Demand Registration.  Subject to Sections 2.6,
     -----------    ------------------------------              ------------
2.10 and 4.5, holders of Existing Piggyback Rights may participate in the
----     ---
Investors' Demand Registrations; provided, however, that if the number of
                                 --------  -------
Registrable Shares sought to be included by the Investors in the first of their two Demand Registrations is reduced pursuant to Section 2.6, by reason of the
                                                -----------
inclusion in such Demand Registration of shares of Common Stock held by any Person(s) other than Investors, by more than 25%, the registration shall not count as a Demand Registration and if the number of Registrable Shares sought to be included by the Investors in the second of their two Demand Registrations is reduced pursuant to Section 2.6, by reason of the inclusion in such Demand
                    -----------
Registration of shares of Common Stock held by any Person(s) other than Investors, by more than 10%, the registration shall not count as a Demand Registration.

     Section 2.4    Reasonable Efforts by the Company.  Subject to Section 2.5,
     -----------    ---------------------------------              -----------
if a Demand Registration is requested pursuant to Section 2.2 the Company shall,
                                                  -----------
as soon as practicable after the period of thirty days referred to in such Section, file with the Commission and use its reasonable efforts to cause to become effective a Registration Statement which shall cover the Registrable Shares requested to be registered by the Selling Investors and shall take all other actions (including those required by Article IV) as may be necessary or
                                           ----------
advisable to permit the Selling Investors to dispose of all such Registrable Shares requested to be included in such Demand Registration in accordance with the intended method(s) of distribution and in compliance with the Securities Act and state "blue sky" and securities laws.

     Section 2.5    Withdrawals.  The Majority Selling Investors may, at any
     -----------    -----------
time and from time to time reasonably in advance of the planned date of consummation of the sale or other distribution of Registrable Shares pursuant to any Demand Registration, (i) permit any Selling Investor to withdraw, in whole or in part, from participation in such Demand Registration, (ii) permit any Investor who was not originally a Selling Investor to become a Selling Investor and include in such Demand Registration any or all of such Investor's Registrable Shares or (iii) otherwise increase or decrease the number of Registrable Shares to be included in such Demand Registration; provided,
                                                               --------
however, that if any such decrease would result in the reduction of the number
-------
of Registrable Shares to be registered in such Demand Registration to a number that would not be sufficient to satisfy the condition stated in Section 2.2,
                                                                -----------
then such decrease shall not be effective unless approved by the Majority Selling Investors and, if so approved, the Selling Investor(s) shall be deemed to have abandoned and terminated such Demand Registration. The Majority Selling Investors may terminate or abandon such Demand Registration upon written notice to the Company to that effect.

     Section 2.6    Methods of Distribution; Reduction in Shares to be
     -----------    --------------------------------------------------
Registered.
----------

          (a) Subject to the last sentence of this Section 2.6(a) and to the
                                                   --------------
provisions of Section 2.6(b), the Registrable Shares of any Selling Investor
              --------------
included in a Demand Registration may be registered for sale by such Selling Investor directly or through sale or placement agents or to or through one or more underwriters designated from time to time by such Selling Investor and approved by the Company in its reasonable discretion and for resale by any such underwriter or broker-dealer, through broker-dealers or in any other manner, in one or more transactions and at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at prices determined on a negotiated or competitive bid basis or at a price or prices otherwise determined by such Selling Investor. Notwithstanding the preference of any Selling Investor in any Demand Registration, if the Majority Selling Investors, in their sole discretion, determine that the offering and sale of Registrable Shares pursuant to such Demand Registration should be pursuant to an underwriting or through a selling or placement agent or syndicate, then such Majority Selling Investors shall have the right to select the underwriters or managing underwriter, selling or placement agent or managing selling or placement agent or syndicate manager for such offering and sale and to establish, by agreement with such underwriters, managing underwriter, selling or placement agents, managing selling or placement agent or syndicate manager or otherwise the price or prices and other terms of such underwriting, offering and sale, and in such event no Selling Investor who otherwise would be entitled to include Registrable Shares in such Demand Registration shall be entitled to have such Registrable Shares so included unless they are included in such underwritten offering or offered and sold through such selling or placement agent or syndicate at such price or prices and on such terms. Any such managing underwriter, managing selling or placement agent or syndicate manager selected by the Majority Selling Investors, other than Jeffries & Co., shall be subject to the Company's approval, which shall not be unreasonably withheld or delayed.

          (b) If a Demand Registration is for or includes an underwritten offering or an offering through a sales or placement agent or syndicate, and the managing underwriter, such sales or placement agent, or the managing sales agent or the syndicate manager determines in good faith that inclusion in such registration of all Registrable Shares and other securities, if any, requested or proposed to be included in such offering exceeds the number that could be sold without having an adverse effect on such offering, including the price at which the Majority Selling Investors propose to sell their Registrable Shares included in such offering, then the number of Registrable Shares to be offered for the accounts of the Selling Investors shall be reduced or limited on such basis in proportion to the respective numbers of Registrable Shares requested to be included in such offering by the Selling Investors, to the extent necessary to reduce the total number of shares to be included in such offering to the amount recommended by such managing underwriter, agent, managing sales agent or syndicate manager; provided, however, that if, without violation of Section
                   --------  -------                                -------
2.10, in connection with such Demand Registration securities other than
----
Registrable Shares held by Selling

Investors are being offered (whether for the account of the Company or any Person other than an Investor), such reduction shall be made (i) first, from any shares proposed to be sold for the accounts of the Company or other Persons who are neither Investors nor Pari Passu Registration Rights Holders, allocated among the Company and such other Persons in such manner as may be acceptable to the Company and (ii) second, from the Registrable Shares requested to be included in such registration by the Investors and Pari Passu Registration Rights Holders (allocated, if necessary, pro rata among all such Investors and
                                         --- ----
such Pari Passu Registration Rights Holders on the basis of the relative numbers of shares each such Person has requested to be included in such registration), it being understood and agreed that the securities referred to in clause (i) above shall not be included in any such offering unless or until all the Registrable Shares requested to be included in such offering by the Investors are so included.

     Section 2.7    Right of the Company to Suspend Registration.  The Company
     -----------    --------------------------------------------
shall be entitled to suspend, for a reasonable period of time not in excess of ninety days after its receipt of a request for a Demand Registration pursuant to
Section 2.2, the filing of any Registration Statement which it otherwise would
-----------
be required to file pursuant to this Article II, if (i) at any time prior to the
                                     ----------
filing of such Registration Statement the Board of Directors of the Company determines, in good faith and in the exercise of reasonable business judgment, that such filing would materially interfere with or otherwise adversely affect in any material respect any material planned financing, acquisition, corporate reorganization or other transaction involving the Company (a "Disadvantageous Effect") and (ii) the Company gives all Selling Investors written notice of such suspension; provided, however, that a suspension pursuant to this Section 2.7 or
            --------  -------                                     -----------
pursuant to Section 4.2 by reason of the existence of one or more
            -----------
Disadvantageous Effects shall be authorized only once during any twelve-month period. In the event of any suspension pursuant to this Section 2.7, then
                                                         -----------
unless the request for the Demand Registration is withdrawn pursuant to the last sentence of this Section 2.7, the Company shall file such Registration Statement
                 -----------
as soon as practicable after the first to occur of (w) the consummation of the transaction which is the asserted basis for such Disadvantageous Effect, (x) the abandonment or termination of such transaction prior to consummation, (y) the determination by the Board of Directors of the Company that such filing would not or would no longer result in such Disadvantageous Effect and (z) the ninety-first (91st) day after the receipt of the applicable Demand Notice. If the Company shall suspend the filing of any Registration Statement pursuant to this

Section 2.7, the Majority Selling Investors shall have the right to withdraw the
-----------
Demand Notice for such registration by giving written notice to the Company prior to expiration of such suspension period.

     Section 2.8    [Intentionally Left Blank.]
     -----------     ------------------------

     Section 2.9    Form of Registration Statement.  If in connection with a
     -----------    ------------------------------
Demand Registration, the Company proposes to effect such registration through the filing of a Registration Statement on a particular registration form available for such registration under the Securities Act and either the underwriters or managing underwriter, selling or placement agent or managing selling or placement agent or syndicate manager, if any, in connection with such Demand Registration shall advise the Company in writing of its or their reasonable and good faith opinion that the use of another available form is of material importance to the success of the proposed offering or sale or other distribution contemplated, then such Demand Registration shall be effected on such other form.

     Section 2.10    No Other Participants in Demand Registration.  Unless
     ------------    --------------------------------------------
otherwise agreed by the Majority Investors, neither the Company nor any other Person except Investors and holders of Existing Registration Rights shall be permitted to include any shares of Common Stock, Rights or other securities for registration, offering, sale or distribution in any Demand Registration.

     Section 2.11    Shelf Registration.
     ------------    ------------------

          (a) Any request by any Investor for a Demand Registration pursuant to
Section 2.2 or Section 2.3 may, at the election of the Initiating Investor by
-----------    -----------
specification in the applicable request, include a request that all or any of the Registrable Shares requested to be included in such Demand Registration be registered under the Securities Act for offering and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration") to be made effective on or after the first anniversary of the First Closing (and after the Commencement Date). In the event of any such request for a Shelf Registration, the notice given by the Initiating Investor pursuant to Section 2.2 shall state that such request was for or included a
            -----------
Shelf Registration. To the extent that a request for a Demand Registration is for or includes a Shelf Registration, no Selling Investor participating in such Shelf Registration shall be required to provide information with respect to the desired price range for the Registrable Shares requested to be included therein by any Selling Investor or the intended method(s) of disposition or distribution thereof except to the extent and at the time or times required in order to satisfy the applicable requirements of Regulation S-K promulgated by the Commission. The method(s) of distribution of the Registrable Shares of any Selling Investor included in any Shelf Registration may be any method or methods permitted by Rule 415 of the Securities Act and any such Selling Investor may change such method or methods of distribution at any time and from time to time while the Registration Statement relating to such Shelf Registration is required to remain effective in accordance with the terms of Section 2.11(b) hereof,
                                                    ---------------
provided that such Selling Investor provides to the Company the information reasonably required to permit compliance with the applicable requirements of Regulation S-K promulgated by the Commission.

          (b) The Company shall use all reasonable efforts to keep each Registration Statement filed with respect to any Shelf Registration continuously effective until the earlier of (i) two years from the date on which the Commission declares such Registration Statement effective or (ii) three years from the First Closing Date. Such period shall be automatically extended by the aggregate number of days, if any, during which any delay, deferral, postponement or suspension is in effect with respect to such Registration Statement.

          (c) The Company shall effect any Shelf Registration requested pursuant to this Agreement on a Registration Statement of the Company under the Securities Act on any form, including Form S-3, for which the Company then qualifies and which permits the offering and distribution thereunder of the number of Registrable Shares to be included therein in accordance with the method(s) of distribution determined in accordance with this Agreement.

          (d) The fact that a Registration Statement with regard to a Shelf Registration is effective as of a particular time shall not prejudice or otherwise affect the rights of the Selling Investors or any other Investor to request a Demand Registration pursuant to this Article II, to participate in any
                                               ----------
such Demand Registration requested by any other Investors or to participate in any Piggyback Registration.

                                  ARTICLE III
                             PIGGYBACK REGISTRATION

     Section 3.1    Right to Require Piggyback Registration.  If at any time or
     -----------    ---------------------------------------
from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a registration statement filed in connection with an offer of securities solely to the Company's existing security holders) in a transaction that may be used for the registration of Registrable Shares for distribution by any one or more of the methods permitted by Section 3.2(a), then upon each and every such occasion the Company shall give
   --------------
prior written notice of such proposed registration to each Investor of its intention to do so promptly and in any event not later than the tenth Business Days before the anticipated filing date of the applicable Registration Statement. Such notice shall specify whether the proposed registration is for the account of the Company, for the account of one or more other Persons or both and also specify the kind and number or amount of securities proposed to be registered on behalf of each thereof and the proposed offering price or prices
and distribution methods and arrangements.   Upon the terms and subject to the
conditions and limitations set forth in this Article III, each Investor may elect to participate in such registration by giving the Company, within ten days after such notice has been given by the Company, a written request to register any or all of such Investor's Registrable Shares in connection with such registration (any such registration as to which any such request is made being sometimes referred to as an "Piggyback Registration"); provided, however, that
                                                       --------  -------

     (i) the Investors may not require a Piggyback Registration on the IPO unless such offering consists or includes a secondary offering of securities by any Person other than holders of Existing
          Registration Rights who are not Insiders;

     (ii) the Investors may not require a Piggyback Registration on the first registered offering of Common Stock by the Company which is made after the IPO pursuant to a Registration Statement that becomes effective within six months after the IPO unless such offering consists or includes a secondary offering of securities by any Person other than
          (A) holders of Existing Registration Rights who are not Insiders or
          (B) Insiders, provided that each participating Insider registers fewer than 10% of the shares of Common Stock he then Beneficially Owns; and

   (iii) if the registration is a "demand" registration made by the holders of warrants issued to the purchasers of the Notes at the time of original issuance of the Notes in accordance with the registration rights granted at such time (and as originally granted) and if, by the original terms of such registration rights, the holders of such warrants having such registration rights have the right to exclude from such demand registration securities proposed to be registered by any Persons except holders of such warrants, then the Investors shall not be entitled to participate in such registration unless the holders of such warrants participating in such registration otherwise agree in writing.

Any such request by an Investor shall state (i) the kind and number of Registrable Shares to be included in such registration by such Investor (ii) such Investor's preferred method of distribution of such Registrable Shares permitted by Section 3.2(a) and (iii) any other information that the Company reasonably requests in such notice given by it to the Investors. Upon receipt of one or more of such requests, the Company shall, subject to Section 3.3 as soon as practicable, file with the Commission and use its reasonable efforts to cause to become effective, a Registration Statement which shall cover the Registrable Shares requested to be registered by the requesting Investors and shall take all such other actions (including those required by Article IV) as may be necessary or advisable to permit the requesting Investors to dispose of all such Registrable Shares requested to be included in such Piggyback Registration in accordance with the permitted intended method or methods of distribution in compliance with the Securities Act and state "blue sky" and securities laws.

     Section 3.2    Methods of Distribution; Reduction in Number of Shares to be
     -----------    ------------------------------------------------------------
Registered.
----------

          (a) Subject to Section 3.2(b), Section 3.2(c) and Section 4.5, the
                         --------------  --------------     -----------
Registrable Shares of any Investor included in an Piggyback Registration may be registered for sale by such Investor directly or through sales or placement agents designated from time to time or to or through one or more underwriters or broker-dealers designated from time to time by such Investor and for resale by any such underwriter or broker-dealer, in one or more transactions and at a fixed price, which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at prices determined on a negotiated or competitive bid basis or at a price otherwise determined by such Investor.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to Section
                                                                       -------
3.1.  In such event, the right of any Investor to participate in such
---
registration pursuant to this Article III shall be conditioned upon such
                              -----------
Investor's participation in such underwriting and the inclusion of Registrable Shares in the underwriting to the extent provided herein. Subject to Section
                                                                      -------
4.5, if any Piggyback Registration is for (or includes) an underwritten
---
offering, the Company will permit each Investor who elects to include any of his Registrable Shares in such Piggyback Registration to elect to include any or all of such Registrable Shares in such underwritten offering on the same terms and conditions as any similar securities included therein. In a registration pursuant to Section 3.1 hereof involving an
                                                -----------
underwritten public offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and each Investor who requested Registrable Shares to be included in such offering that in such underwriter's or underwriters' reasonable opinion the total number of securities which the Company, the Investors who requested Registrable Shares to be included in such offering and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it so advised should be included in such registration. In such event:

     (i) if the registration was initiated by any security holder(s) of the Company exercising "demand" registration rights, securities shall be registered in such offering in the following order of priority (unless a different order is specified in the document granting such holder's demand rights which is in effect prior to the First Closing Date):

          (A)  first, the securities, if any, which the Company proposes to
               -----
               register and the securities such security holder(s) initiating such registration propose to register, allocated, if necessary, pro rata among the Company and such holder(s) on the basis of the
               --- ----
               relative numbers of shares each such Person proposes to include in the registration, provided that if such initiating holder or
                                    --------
               holders are Investors, the Company shall not be entitled to include any securities in such registration without the prior written consent of the Majority Investors and, as among Investors there shall be no priority and Registrable Securities sought to be included by Investors shall be included pro rata based on the
                                                          --- ----
               amount of securities sought to be registered by such Persons

          (B)  second, provided that no securities sought to be included by the
               ------  --------
               Company or such initiating holder(s) have been excluded from such registration, the securities which have been requested to be included in such registration by Investors pursuant to this Agreement (unless the initiating holder(s) are Investors, in which case clause (i)(A) shall govern the priority of the Investors) or by Pari Passu Registration Rights Holders (allocated, if necessary, pro rata among all such Investors and
                                         --- ----
               Pari Passu Registration Rights Holders on the basis of the relative numbers of shares each such Person has requested to include in registration), and

          (C)  third, provided that no securities sought to be included under
               -----  --------
               clause(i)(A) or (i)(B) have been excluded, the securities of all other Persons sought to be included in such registration (allocated, if necessary, among such Persons in such manner as the Company deems acceptable); or

     (ii) if the registration was initiated by the Company, otherwise than by reason of any such exercise of "demand" registration rights, securities shall be registered in such offering in the following order of priority:

          (A)  first, the securities, if any, which the Company proposes to
               -----
               register,
          (B)  second, provided that no securities sought to be included by the
               ------  --------
               Company have been excluded from such registration, the securities which have been requested to be included in such registration by Investors pursuant to this Agreement or by Pari Passu Registration Rights Holders (allocated, if necessary, pro rata
                                                                     --- ----
               among all such Investors and Pari Passu Registration Rights Holders on the basis of the relative numbers of shares each such Person has requested to include in registration), and

          (C)  third, provided that no securities sought to be included under
               -----  --------
               clause(ii)(A) or (ii)(B) have been excluded, the securities of all other Persons sought to be included in such registration (allocated, if necessary, among such Persons in such manner as the Company deems acceptable).

          (c) If, as a result of the provisions of Section 3.2(b) any Investor shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Investor has requested to be included, such Investor may elect to withdraw his request to include Registrable Securities in such registration.

     Section 3.3    Withdrawal of Registration.  The Company may, without the
     -----------    --------------------------
consent of any Investor, delay, suspend, abandon or withdraw any Piggyback Registration and any related proposed offering or other distribution in which any Investor has requested inclusion of Registrable Shares pursuant to this
Article III.
-----------

                                   ARTICLE IV
                    OBLIGATIONS WITH RESPECT TO REGISTRATION

     Section 4.1    In General.  Whenever the Company is obligated by the
     -----------    ----------
provisions of Article II or Article III to effect the registration of any
              ----------    -----------
Registrable Shares under the Securities Act, the Company shall use its reasonable efforts to effect the registration of all Registrable Shares which any Investor has requested to be included therein for offering, sale and distribution in accordance with the permitted intended methods of distribution thereof as quickly as practicable, and in connection therewith the Company will do the following as expeditiously as possible:

          (a) (i) prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies and which is available for the registration of the Registrable Shares requested to be registered in accordance with the intended methods of distribution thereof, (i) include in the Registration Statement all Registrable Shares requested to be included pursuant to

Article II or Article III (as the case may be), and (ii) use its reasonable
----------    -----------
efforts to cause such Registration Statement to become effective;

          (b) prepare and file with the Commission such amendments and post-effective amendments and supplements to the Registration Statement or any prospectus as may be necessary to keep the Registration Statement effective, current and in compliance with the provisions of the Securities Act, until the last to occur of (i) the sale or other distribution of all of the Registrable Shares covered by such Registration Statement in accordance with the intended methods of distribution thereof, (ii) the expiration of all periods during which transactions in Registrable Shares by a dealer are not exempt from the provisions of Section 5 of the Securities Act by virtue of Section 4(3) of the Securities Act or during which any dealer is obligated under the Securities Act to deliver a prospectus in connection with transactions involving Registrable Shares and (iii) the expiration of all other periods, if any, during which the Registration Statement is required to remain effective in order to avoid a violation of applicable law by any Investor or the Company related to the sale or other distribution of all of the Registrable Shares covered by such Registration Statement in accordance with the intended methods of distribution thereof;

          (c) at least three Business Days prior to filing any Registration Statement or prospectus or any amendment or supplement thereto, furnish to each Investor and each underwriter, if any, of the Registrable Shares covered by such Registration Statement copies of the current draft of such Registration Statement or prospectus (including documents to be incorporated by reference therein), which documents will be subject to the reasonable review and comments of such Investors (and their respective counsel) during such three-Business-Day period, and if any Investor objects in writing to any statements in any such documents with respect to such Investor or the distribution of the Registrable Shares to be included by him in such Registration Statement, the Company shall promptly revise such statements to such Investor's reasonable satisfaction;

          (d) promptly notify each Investor of the effectiveness of the Registration Statement;

          (e) furnish to each Investor without charge and as soon as such documents become available to the Company, at least one copy of the Registration Statement and each amendment thereto, and such number of conformed copies thereof, copies of the prospectus (including each preliminary prospectus and each amendment or supplement thereto), in each case together with all exhibits thereto and all documents incorporated by reference in any of such documents as such Investor may reasonably (in light of such Investor's intended method of distribution) request in order to facilitate the disposition of the Registrable Shares being sold by such Investor (it being understood that the Company consents to the use, in compliance with the Securities Act, of each preliminary prospectus and prospectus and each amendment or supplement thereto by each Investor, each underwriter, broker, dealer, placement agent and other securities industry professional and each agent of each Investor in connection with the offering, sale and distribution of the Registrable Shares covered thereby);

          (f) promptly notify each Investor, at any time when a prospectus relating to Registrable Shares of such Investor covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the preliminary prospectus or prospectus included in such Registration Statement or any prospectus supplement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will, as promptly as practicable thereafter, prepare and file with the Commission and furnish to each Investor a supplement or amendment to such preliminary prospectus, prospectus or prospectus supplement so that, as thereafter delivered to the prospective purchasers of the Registrable Shares being distributed by such Investor, such preliminary prospectus, prospectus or prospectus supplement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) enter into customary agreements (including, in the case of an underwritten offering, an underwriting agreement in customary form); make such representations and warranties, to any underwriters, brokers, dealers, placement agents and other Persons involved in the distribution of the Registrable Shares included in such Registration Statement as in form, substance and scope are customarily made by issuers in similar circumstances or which may be reasonably requested;

          (h) furnish to each underwriter, broker, dealer or placement agent participating in any offering or sale or other distribution pursuant to such Registration Statement a signed counterpart of (i) an opinion of counsel to the Company addressed to such underwriter, broker, dealer or placement agent (as the case may be) and (ii) a "cold comfort" letter or letters from the Company's independent certified public accountants, each in customary form and covering such matters of the type customarily covered by legal opinions or "cold comfort" letters (as the case may be) in similar offerings, sales or distributions of securities of similarly situated issuers and such other matters as the Majority Selling Investors may reasonably request;

          (i) prepare and file with the Commission promptly upon the request of any such Investor, any amendments or supplements to such Registration Statement or the applicable prospectus which, in the reasonable opinion of counsel for such Investor, is required under the Securities Act in connection with the distribution of Registrable Shares by such Investor;

          (j) effective on or prior to the date the Registration Statement becomes effective, use its reasonable efforts to register or qualify the Registrable Shares covered by a Registration Statement under the securities or blue sky laws of such jurisdictions in the United States as the Majority Selling Investors or any underwriter, broker, dealer or placement agent participating in the offering or sale or other distribution of the Registrable Shares covered thereby shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each Selling Investor to consummate the offering and disposition of such Registrable Shares in such jurisdictions of such Registrable Shares in accordance with the permitted methods of distribution described in such Registration Statement; provided, however, that the Company
                                          --------  -------
shall in no event
be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not otherwise required to be so qualified or, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction;

          (k) make generally available to the Company's security-holders earnings statements satisfying the provisions of the last sentence of Section 11(a) of the Securities Act no later than forty-five days after the end of the twelve-month period beginning with the first month of the first fiscal quarter commencing after the effective date of the Registration Statement, which earnings statements shall cover said twelve-month period;

          (l) promptly notify each Selling Investor and each underwriter, broker, dealer and placement agent participating in any offering or sale or other distribution of securities covered by such Registration Statement of the issuance or threatened issuance of any stop order or other order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus, prospectus or prospectus supplement; use reasonable efforts to prevent the issuance of any such threatened stop order or other order, and; if any such order is issued, use its best efforts to obtain the lifting or withdrawal of such order at the earliest possible moment and promptly notify each Selling Investor and each such underwriter, broker, dealer and placement agent of any such lifting or withdrawal;

          (m) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement, notify each Selling Investor of such filing and deliver a copy of such document to each Selling Investor;

          (n) cooperate with each Selling Investor and the underwriters, brokers, dealers and placement agents participating in any offering or sale or other distribution of securities covered by such Registration Statement to facilitate the timely preparation and delivery of certificates, not bearing any restrictive legends, unless otherwise required by such Investor, representing the securities covered by such Registration Statement, and enable all Registrable Shares of such Selling Investor covered thereby to be in such denominations and registered in such names as such Selling Investor may request;

          (o) use its reasonable efforts to cause the Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental authorities within the United States and its territories as may be necessary to enable the Selling Investors to consummate the disposition of such securities in accordance with the intended methods of disposition;

          (p) cooperate with the Selling Investors and the underwriters, brokers, dealers and placement agents participating in any offering or sale or other distribution of securities covered by such Registration Statement in making any filings or submissions required to be made, and in furnishing all appropriate information in connection therewith, with the National Association of

Securities Dealers, Inc., any national securities exchange, any other "self-regulatory organization" (as defined in the Exchange Act) or with any governmental authority;

          (q) promptly notify each Selling Investor and each underwriter, broker, dealer and placement agent participating in any offering or sale or other distribution of securities covered by such Registration Statement of the issuance or threatened issuance of any order suspending the registration or qualification of any Registrable Shares covered by such Registration Statement for disposition in any jurisdiction; use its reasonable efforts to prevent the issuance of any such threatened order and; if any such order is issued, use its best efforts to obtain the lifting or withdrawal of such order at the earliest possible moment and promptly notify each Selling Investor and each such underwriter, broker, dealer and placement agent of any such lifting or withdrawal;

          (r) if any shares of Common Stock or any other capital stock or securities of the same class, series, issue or other type as any Registrable Shares covered by such Registration Statement are or upon consummation of all sales and other distributions covered by such Registration Statement will be listed, qualified or otherwise eligible for trading or quotation on a national securities exchange or The Nasdaq Stock Market, use its best efforts to cause, by the date of the first sale of any Registrable Shares pursuant to such Registration Statement, all Registrable Shares covered by such Registration Statement to be listed, qualified or eligible for trading or quotation on each such exchange or quotation system;

          (s) cause each of the Company, and use its reasonable efforts to cause each of the respective Affiliates of the Company, to take all action necessary to effect each registration, offering, sale and distribution of the Registrable Shares contemplated hereby, including preparing and filing any required financial or other information;

          (t) make available to each registrar, transfer agent, trustee or similar agent or fiduciary for each class, series, issue or other type of Registrable Shares a supply of certificates or other instruments evidencing or constituting such Registrable Shares which shall be in a form complying with the requirements of such registrar, transfer agent, trustee or similar agent or fiduciary promptly after the registration of such Registrable Shares; and

          (u) take all other actions which are reasonably necessary or which may be reasonably requested by the Majority Selling Investors or the Majority Investors or any underwriter, broker, dealer or placement agent participating in any offering or sale or other distribution of securities covered by such Registration Statement to effect the registration and qualification of the Registrable Shares covered by such Registration Statement and to facilitate the disposition thereof in accordance with the respective plans of distribution of the Selling Investors.

     Section 4.2    Suspension of Registration Proceedings.  Notwithstanding
     -----------    --------------------------------------
anything to the contrary contained herein, if at any time after the filing of a Registration Statement in a Demand Registration but before it is declared effective by the Commission the Company determines, in its reasonable business judgment, that such offering, sale or other distribution covered thereby would result in a Disadvantageous Effect, then the Company may suspend the offering, sale or distribution of any of the Registrable Shares pursuant to such Registration Statement by giving written notice to such effect to each Selling Investor; provided, however, that (i) the Company may not require such
          --------  -------
suspension unless such suspension is also required on the part of each and every Person (including the Company) who proposes to offer, sell or otherwise distribute any securities pursuant to such Registration Statement and (ii) a suspension pursuant to this Section 4.2 or pursuant to Section 2.7 by reason of
                            -----------                -----------
the existence of one or more Disadvantageous Effects shall be authorized only once during any twelve-month period. Any such suspension pursuant to this

Section 4.2 shall terminate upon the first to occur of (i) the consummation of
-----------
the transaction which is the asserted basis for such Disadvantageous Effect,
(ii) the abandonment or termination of such transaction prior to consummation,
(iii) the determination by the Board of Directors of the Company that such offering, sale or other distribution would not or would no longer result in such Disadvantageous Effect and (iv) the ninety-first day after the written notice of such suspension is given in accordance with this Section.

     Section 4.3    Procedures if Stop Order Issued.  Each Selling Investor,
     -----------    -------------------------------
upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 4.1(f), will forthwith discontinue
                               --------------
disposition of Registrable Shares pursuant to the applicable Registration Statement until such Selling Investor's receipt of the copies of the supplemented or amended preliminary prospectus, prospectus or prospectus supplement contemplated by Section 4.1(f), and, if so directed by the Company,
                           --------------
such Selling Investor will deliver to the Company all copies in its possession of the most recent preliminary prospectus, prospectus or prospectus supplement covering such Registrable Shares at the time of receipt of such notice. In the event the Company shall give any such notice after a Registration Statement has become effective, the Company shall extend the period during which the effectiveness of such Registration Statement shall be maintained pursuant to
Section 4.1(b) hereof by the number of days during the period from and including
--------------
the date of the giving of notice pursuant to Section 4.1(f) to the date when the
                                             --------------
Company shall make available to each Selling Investor the copies of the supplemented or amended preliminary prospectus, prospectus or prospectus supplement contemplated by Section 4.1(f).
                           --------------

     Section 4.4    Restriction on Other Sales.
     -----------    --------------------------
            (a) If, in the case of either (or each) of the first two underwritten offerings that consist of or include offerings of Common Stock for the account of the Company registered pursuant to Section 5 of the Securities Act, the managing underwriter(s) for such offering determine in good faith that public sales of Common Stock by the Investors otherwise than as part of such offering would adversely affect the success of such offering, and if the Investors, collectively, then own Registrable Shares constituting 5% or more of the fully diluted shares of Common Stock then outstanding (after giving effect to all sales, including any by Investors, and issuances of Common Stock or Rights to acquire Common Stock pursuant to the Registration Statement covering such offering), then to the extent requested by such managing underwriter(s), no Investor shall effect any sale or distribution into the public market of any Common Stock owned by such Investor, other than as part of such underwritten offering (to the extent that such Investor has the right or is otherwise allowed to participate therein), for such period after the effective date of the Registration Statement covering such offering as such managing underwriter(s) shall specify,
                                       23
provided that (i) such period shall not exceed ninety days, in the case of an
--------
offering that is not the IPO, or 180 days, in the case of the IPO and (ii) each of the executive officers and the directors of the Company who beneficially own Common Stock or Rights to acquire Common Stock, and each Person who holds a number of shares of Common Stock (including shares issuable upon exercise of Rights but excluding shares acquired in a public market) equal to or greater than the number of Registrable Shares held (after giving effect to any sales pursuant to such Registration Statement) by the Investors, collectively, also agree to be subject to the same restrictions for the same period and any waiver or release from such restriction granted to any such officer, director or Person is also granted to each of the Investors with respect to the same number of shares. Any contract or agreement entered into on or after the date hereof pursuant to which the Company issues any securities or becomes or may become obligated to register or to permit the participation in the registration of any securities of the Company shall contain restrictions upon the holders of such securities equivalent to those imposed upon the Investors under this Section. The provisions of this Section 4.4 shall not prevent the conversion, exchange or
                       -----------
exercise of any securities pursuant to their respective terms into or for other securities of the Company or any public sale or other distribution by any of the Investors with the prior consent of the Company or transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of either of the two offerings referred to in the first sentence of this Section, and are supplemental to any similar requirements imposed by the Securities Act.

                (b) Each of the Investors acknowledges that Goldman, Sachs & Co. ("Goldman Sachs") proposes to enter into an underwriting agreement with the Company providing for an IPO by certain underwriters, including Goldman Sachs. Each Investor, severally, not jointly, agrees that, subject to the condition stated in clause (ii) of the proviso of the first sentence of Section 4.4(a) and to the last two sentences of Section 4.4(a), such Investor will not, during the period commencing on the date hereof and ending 180 days after the date of the IPO (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or securities described in clause (i), whether any such transaction described in clause (i) or (ii) is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except that such restriction shall not prevent assignments by the "Initial Purchasers" of their rights to acquire "Second Closing Securities" in accordance with the Purchase Agreement; provided, however, that this Section 4.4(b) shall automatically terminate upon the 181st day after the date of this Agreement if the IPO shall not have been consummated before that date or, if earlier, the decision of the Company or Goldman Sachs to terminate its discussion with the other relating to Goldman Sachs serving as the managing underwriter or one of the managing underwriters of the IPO. The Investors shall, if requested by the Company, execute and deliver to Goldman Sachs a separate letter by which they make the undertakings expressly provided in this section 4.4(b).

     Section 4.5    Participation in Underwritten Offers.  No Investor or other
     -----------    ------------------------------------
Person who otherwise has a right to participate in any underwritten offering in connection with a Demand Registration or a Piggyback Registration shall be entitled to so participate unless such Person (i) agrees to sell its securities on the basis provided in any underwriting arrangements applicable to all stockholders who participate therein (including so-called "lock-up" arrangements) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement; provided, that in the case of any Demand Registration, the Majority Selling
--------
Investors shall have the right to determine those arrangements by agreement with the managing underwriter(s) as provided in Section 2.6(a). .

                                   ARTICLE V
                            EXPENSES OF REGISTRATION

     Section 5.1    Expenses.  Except as provided in the last sentence of this
     -----------    --------
Section 5.1, all Registration Expenses incurred in connection with or otherwise
-----------
incident to any Demand Registration or Piggyback Registration and the offering or sale or other distribution of any Registrable Shares in connection therewith shall be borne by the Company, whether or not any Registration Statement filed in connection therewith ever becomes effective or any such sale or other distribution ever is consummated. Underwriting Discounts and selling commissions attributable to the Registrable Shares included in such registration shall be borne by the holders of such Registrable Shares pro rata on the basis of the respective numbers of such included Registrable Shares. Subject to the last sentence of this Section 5.1, the Company shall not be required to pay the
                      -----------
Registration Expenses of any Demand Registration begun pursuant to Section 2.2
                                                                   -----------
that is withdrawn at the request of the Majority Selling Investors, unless the Majority Investors elect in writing to have such registration counted as a Demand Registration. In any such case, (i) the Holders of Registrable Shares to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered, and (ii) the Company shall not be deemed to have effected a Demand Registration for purposes of the last sentence of Section 2.2. Notwithstanding the foregoing,
                                     -----------
however, the Company shall pay such Registration Expenses (and shall not be deemed to have effected a Demand Registration for purposes of the last sentence of Section 2.2) if the withdrawal is pursuant to Section 2.7 or Section 3.2.
   -----------                                   -----------    -----------

                                   ARTICLE VI
                        INDEMNIFICATION AND CONTRIBUTION

     Section 6.1    Indemnification by the Company.  The Company shall indemnify
     -----------    ------------------------------
and hold harmless each Investor, each former Investor, each Person (if any) who controls such Investor or former Investor within the meaning of the Securities Act or the Exchange Act and each of their respective Affiliates, partners, directors, officers, employees and agents (collectively, the "Investor Indemnified Parties") from and against any liabilities, obligations, losses, damages, assessments, fines and penalties of any kind or nature, including all amounts paid or agreed to be paid in settlement of any claim, action, suit, hearing, proceeding or investigation (collectively, "Losses"), whether direct, indirect, joint or several, and subject to Section 6.3, also shall indemnify and
                                           -----------
reimburse each Investor Indemnified Party for all reasonable fees, costs and expenses (including reasonable fees and disbursements of counsel) in connection with preparing for, defending against or settling, prosecuting any appeal of any judgment entered in, or otherwise as a result of, any claim, action, suit, hearing, proceeding or investigation, in each case which in any manner results from, arises out of, or is based upon or related or attributable to (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement as originally filed or in any amendment thereof, or in any preliminary, final or summary prospectus, or in any amendment thereof or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any federal or state law, rule or regulation or common law applicable to the Company and relating to action required of or inaction by the Company in connection with any Demand Registration or Piggyback Registration; provided, however, that, in
                                                   --------  -------
the case of clause (i), the Company shall not be obligated to indemnify any Investor or any of its controlling Persons, Affiliates, partners, directors, officers, employees or agents for any Loss to the extent (and only to the extent) that such Loss arises from any such untrue statement made in or omission from the Registration Statement or any amendment thereof, or any related preliminary, final or summary prospectus or any amendment thereof or supplement thereto, which statement or omission related to information about such Investor or its proposed plan of distribution of the Registrable Shares of such Investor covered by such Registration Statement and was made or omitted in reliance upon and in conformity with the latest information about such Investor or its proposed plan of distribution of the Registrable Shares of such Investor covered by such Registration Statement which was provided to the Company by such Investor in writing and stated in writing to be specifically for use in such Registration Statement (or amendment thereto) or such prospectus (or amendment thereof or supplement thereto). The Company will also indemnify each underwriter, selling broker, dealer manager, placement agent and similar securities industry professional participating in the distribution of Registrable Shares, its officers and directors and each Person who controls such Person (within the meaning of the Securities Act) to the extent required by such underwriter; provided, however, that if the Company and any such underwriter, selling broker,
--------  -------
dealer manager or similar industry professional enters into an underwriting, purchase or other agreement relating to such distribution which contains provisions relating to indemnification and contribution between the Company and such Person, such provisions shall be deemed to govern indemnification and contribution as between the Company and such Person.

     Section 6.2    Indemnification by Each Investor.  Each Investor,
     -----------    --------------------------------
individually and not jointly, shall indemnify and hold harmless the Company and each Person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act (the "Company Indemnified Parties") and the Investor Indemnified Parties (other than such indemnifying Investor and its controlling Persons, Affiliates, partners, directors, officers, employees and agents) from and against any Loss to which such Company Indemnified Parties and/or Investor Indemnified Parties may become subject, and subject to Section
                                                                       -------
6.3, also shall indemnify and reimburse each Company Indemnified Party for all
---
reasonable fees, costs and expenses (including reasonable fees and disbursements of counsel) in connection with preparing for, defending against or settling, prosecuting any appeal of any Judgment entered in, or otherwise as a result of any claim, action, suit, hearing, proceeding or investigation, in each case insofar and to the extent (and only insofar and to the extent) as such Loss or such claim, action, suit, hearing, proceeding or investigation arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which any Registrable Shares of such Investor were offered and sold or in any related preliminary, final or summary prospectus, or in any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the statement or omission related to information about such Investor or its proposed plan of distribution of the Registrable Shares of such Investor covered by such Registration Statement and was made or omitted in reliance upon and in conformity with the latest information about such Investor or its proposed plan of distribution of the Registrable Shares of such Investor covered by such Registration Statement which was provided by such Investor in writing and stated in writing to be specifically for inclusion therein; provided, however, that
                                                     --------  -------
such Investor will not indemnify or hold harmless any Company Indemnified Party and/or Investor Indemnified Party from or against any such Loss, fee, cost or expense if the untrue statement, omission or alleged untrue statement or omission upon which such Losses or expenses are based was contained in or omitted from (as the case may be) any preliminary prospectus, prospectus or summary prospectus, or any amendment thereof or supplement thereto, used after such time as the Company was advised by or on behalf of such Investor or the Company had knowledge that the information about such Selling Investor contained therein needs to be corrected, revised or supplemented.

     Section 6.3    Procedures.  Each party claiming a right to indemnification
     -----------    ----------
under this Article VI (the "Indemnified Party") shall give notice to the party
           ----------
from whom such indemnification is or may be sought (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnification may be sought, and the Indemnifying Party may participate at its own expense in the defense, or if it so elects, assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure to so notify actually and materially prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any action or proceeding, an Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but such Indemnified Party shall pay the fees and expenses of such separate counsel unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) any relief other than the payment of money is sought against the Indemnified Party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by the applicable Indemnified Parties). If the Indemnifying Party elects not to defend, or if, after commencing or undertaking any such defense, the Indemnifying Party fails to prosecute or withdraws from such defense or fails to appeal any Judgment adverse or unfavorable to the Indemnified Party, the Indemnified Party shall have the right to undertake the defense, settlement or appeal thereof (as the case may be), at the Indemnifying Party's expense. If the Indemnified Party assumes the defense of any such claim, investigation, action, suit, hearing or proceeding pursuant to this Section 6.3 and proposes to settle the same prior to
                            -----------
a final judgment thereon or to forgo or abandon any appeal available after final judgment thereon, then the Indemnified Party shall give the Indemnifying Party prompt written notice thereof and the Indemnifying Party shall have the right to participate in the settlement, assume or reassume the defense thereof or prosecute such appeal, in each case at the Indemnifying Party's expense. The Indemnifying Party shall not, without written consent of such Indemnified Party, settle or compromise or consent to entry of any judgment with respect to any such claim, investigation, action, suit, hearing or proceeding (i) in which any relief other than the payment of money damages is or may be sought against such Indemnified Party or (ii) which does not include as an unconditional term thereof the giving by the claimant, Person conducting such investigation or initiating such hearing, plaintiff or petitioner to such Indemnified Party of a release from all liability with respect to such claim, investigation, action, suit or proceeding and all other claims or causes of action (known or unknown) arising or which might arise out of the same facts.

     Section 6.4    Contribution.  In order to provide for just and equitable
     -----------    ------------
contribution if a claim for indemnification pursuant to the indemnification provisions of this Article VI is made but it is found in a final judgment by a
                   ----------
court of competent jurisdiction (not subject to further appeal) that such indemnification may not been enforced in such case, even though the express provisions hereof provide for indemnification in such case or the indemnification provided for under this Article VI, even though so provided for,
                                        ----------
otherwise is unavailable to or insufficient to hold any Indemnified Party harmless to the full extent provided herein with respect to any Loss (or any fees, costs or expenses) for which such indemnification is provided for, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other, in connection with the statements or omissions which resulted in such Losses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Party, on the other, from the subject offering or distribution, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, shall be deemed to be in the same proportion as the net proceeds of the offering or other distribution received by the Indemnifying Party bears to the net proceeds of the offering or other distribution received by the Indemnified Party. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and the Investors agree that it would not be just and equitable if contributions pursuant to this Section 6.4 were to
                                                            -----------
be determined by pro rata allocation (even if all Investors were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
                                                                       -------
6.4.
---

     Section 6.5    Limit on Liability of Investors.  The parties agree, to the
     -----------    -------------------------------
maximum extent permitted by law, that the obligations and liability of each Selling Investor with respect to any Demand Registration or Piggyback Registration, whether for indemnification pursuant to Section 6.2, contribution
                                                      -----------
pursuant to Section 6.4 or otherwise, shall not in any event exceed in the
            -----------
aggregate the amount of net proceeds received by such Selling Investor from the sale of the Registrable Shares sold by such Selling Investor in such Demand Registration or Piggyback Registration.

                                  ARTICLE VII
                              RIGHT OF FIRST OFFER

     Section 7.1    Issuance of New Securities.  Subject to Section 7.4, if and
     -----------    --------------------------              -----------
whenever the Company issues any New Securities, each Investor will have the right, but not the obligation, to purchase such New Securities up to an amount sufficient to permit it to maintain its percentage common equity interest in the Company (based on the Number of Common Shares Outstanding immediately prior to the issuance of the New Securities). The "Number of Common Shares Outstanding" as of any time means the sum of (i) the number of shares of Common Stock which then are actually issued and outstanding, plus (ii) the total number of additional shares of Common Stock which would then be issued and outstanding if it were assumed that all Qualifying Rights, if any, then held by the Investors and other holders of Qualifying Rights were then duly exercised in full (whether or not then exercisable). Within ten Business Days after the receipt of such Preissuance Notice, each Investor may exercise its rights under this Section 7.1 by giving
                                                         -----------
written notice to that effect to the Company. Failure to give such notice within that ten Business Days period or failure to pay at the required time the purchase price for any New Securities as to which a right to purchase will have been exercised will constitute a waiver of the rights granted by this Section
                                                                      -------
7.1 as to the particular issuance of New Securities specified in the Company's
---
Preissuance Notice. The Investors rights set forth in this Section 7 shall
                                                           ---------
terminate upon the Qualifying IPO; provided, subject to the next sentence, that
                                   --------
the pre-emptive rights, if any, of all other Persons also terminate upon the Qualifying IPO. If there are, as of the date of this Agreement, any Persons who had pre-emptive rights to acquire securities of the Company that were granted prior to February 1, 1999 (and were not subsequently released or terminated) and that, by the terms of such rights as in effect on February 1, 1999, mandatorily continue beyond a Qualifying IPO, then the pre-emptive rights of the investors pursuant to this Section 7.1 shall terminate upon the Qualifying IPO,
                 -----------
notwithstanding the proviso of the immediately preceding sentence, even if such rights do not terminate or are not voluntarily terminated upon the IPO, provided
                                                                        --------
that (i) such preemptive right of each such Person is to acquire a portion of
----
any issuance of securities subject to such right that is not in excess of such Person's percentage of the Common Stock outstanding from time to time, and (ii) the percentage of the Common Stock Beneficially Owned by such Persons immediately after the Qualifying IPO does not exceed one percent in the aggregate for all such Persons. If the Company grants preemptive rights to third parties after the termination of the Investors' rights under this Section, such preemptive rights of the Investors will not be reinstated.

     Section 7.2    Per Share Price; Valuations.  The per share purchase price
     -----------    ---------------------------
to be paid upon exercise of the rights granted under this Article VII will be
                                                          -----------
equal to the lowest per share consideration at which the New Securities are offered or proposed to be offered by the Company to any New Securities Purchaser. The consideration for which New Securities are offered or proposed to be offered will be determined as follows: (iii) in case of the proposed issuance of New Securities for cash, the consideration to be received by the Company will be the amount of cash for which the New Securities are proposed to be issued and (iv) in case of the proposed issuance of New Securities in whole or in part for consideration other than cash, the value of the consideration to be received by the Company other than cash will be the fair market value of that consideration as reasonably determined by the Board of Directors of the Company in good faith. If any Investor within five days of receipt of any Preissuance Notice notifies the Company in writing that it objects to any statement of the fair market value of any security or other property contained therein, the Company and the Investors shall attempt in good faith to agree on the fair market value of such security or other property. If they are unable to so agree within five Business Days after such notice of objection was given, then within five Business Days thereafter, the Company and the Majority Investors shall select one appraiser and the Company and the Majority Investors shall submit to such appraiser (and each other) a brief written statement of their position regarding the matter in dispute and supporting arguments, and each shall be given a period of five Business Days thereafter to submit to the other and to the appraiser a written response to such written statement of the other. Such appraiser shall within fifteen days of the date of its selection, resolve such dispute by choosing either the position of the Company set forth in such written statement so submitted by the Company or the position of the Investors set forth in such written statement so submitted by the Majority Investors, whichever in the opinion of the appraiser, in its sole discretion, is more consistent with the purposes and intent of this Agreement. Decisions with respect to such determination made pursuant to this
Section 7.2 by the Majority Investors shall be binding on all Investors. Any
-----------
determination of Fair Market Value for purposes of this Article VII by agreement
                                                        -----------
of the Company and the Majority Investors or by an appraiser appointed as provided in this Section 7.2 shall be final and binding on the Company, and each Investor for all purposes of this Article VII. Promptly after any final
                                  -----------
determination of Fair Market Value pursuant to this Section 7.2, the Company
                                                    -----------
shall give each Investor a written notice stating such Fair Market Value. Each appraiser shall be a nationally recognized appraiser or investment banking firm which has substantial experience in making appraisals similar to that being made, which is not directly or indirectly affiliated with the Company or any other Person who is a party to or otherwise interested in the event resulting in the need for such appraisal and which has no interest (other than the receipt of customary fees) in such event. In the event the appraiser agrees with the written statement submitted by the Investors, the fees and expenses of any appraiser appointed in connection with an appraisal pursuant to this Article VII shall be paid by the Company. In the event the appraiser agrees with the written statement submitted by the Company, the fees and expenses of any appraiser appointed in connection with an appraisal pursuant to this Article VII shall be paid by the Investors.

     Section 7.3    Representations, Warranties and Certain Covenants.  In
     -----------    -------------------------------------------------
connection with each issuance of New Securities to any Investor pursuant to this
Article VII, the Company shall, in the event the Company is making
-----------
representations, warranties and/or covenants to the New Securities Purchaser, make to each Investor such representations, warranties, and covenants as are customarily made by issuers in similar instances (but which in no event shall be less favorable to the Investors than those contemplated by the Preissuance Notice or otherwise made to or for the benefit of any New Securities Purchaser) and each Investor shall be separately and independently entitled to rely on such representations and warranties, to the benefit of such covenants and to exercise all available rights and remedies in the event of any breach or violation of any such representations, warranties and covenants. Any representations and warranties made by an Investor shall consist solely of such representations and warranties relating to (i) such Investor's authority to consummate the purchase of the New Securities from the Company and (ii) other similar representations and warranties as are customarily given by similarly situated purchasers of securities similar to those being purchased by an Investor in a similar transaction but no Investor shall be required to give any such representation or warranty which the New Securities Purchaser does not give. The representations, warranties, covenants and agreements of each Investor shall be several and not joint and the representations and warranties of the Investor and of the Company (unless, in the case of the Company, otherwise required by the New Securities Purchasers) and shall terminate upon the earlier of (i) the termination of any representation or warranty made by the New Securities Purchaser or by the Company and (ii) one year after closing. The right of each Investor to purchase the full number of New Securities which such Investor is entitled to purchase under this Article VII shall not be subject to
                                            -----------
any conditions whatsoever, other than the payment of the purchase price therefor determined as provided herein, and the consummation of the transaction between the Company and the New Securities Purchaser. If any Investor shall fail for any reason to purchase any New Securities which it has elected to purchase, the sole right, remedy and recourse of the Company, the New Securities Purchaser, and the complying Investors, as the case may be, shall be the right of the Company to issue to the New Securities Purchaser and the other Investors, pro rata based on their respective participations in the transaction as determined pursuant to
Section 7.1, additional New Securities equal in kind and number or other
-----------
relevant amount to the New Securities which such Investor failed to purchase at the closing, in which event the Majority Investors may elect to postpone the closing for five Business Days. Unless the Company and any Investor otherwise agree, the closing of any issuance of New Securities to any Investor pursuant to this Article VII shall take place at the principal executive offices of the
     -----------
Company at 11:00 A.M., local time, on the later of (i) the thirtieth day following the expiration of the period of fifteen Business Days after the later of (A) the date of the relevant Preissuance Notice was given and (B) the date all disputes as to the valuations have been resolved and (ii) the fifteenth Business Day following the expiration of all applicable waiting periods, if any, under the HSR Act and the receipt of all consents, approvals and authorizations from governmental authorities or other Persons which the Majority Investors believe to be necessary or desirable in connection with the acquisition of the New Securities to be issued to the Investor. The Company shall execute such documents and instruments as may be necessary or reasonably requested to effectuate the issuance of New Securities to any Investor.

     Section 7.4      Limitations.  The provisions of this Article VII will not
     -----------      -----------                          -----------
apply to (i) shares of Common Stock issued as a stock dividend to all holders of shares of Common Stock or upon any subdivision or combination of shares of Common Stock, (ii) securities issued for the acquisition by the Company of another entity or business by merger or such other transaction as would result in the ownership by the Company of not less than a majority of the voting power of the other entity or for the purchase of all the assets of an entity or business, (iii) shares of Common Stock or Rights that are sold by the Company pursuant to a bona fide public offering pursuant to a registration statement
              ---- ----
filed under the Act, (iv) shares of Common Stock or Rights issued pursuant to the Company's stock option plans in existence at the date of this Agreement or other such stock option plans as approved by the Majority Investors, (v) the shares of Series A Preferred Stock or Warrants issued pursuant to the Purchase Agreement or any other Common Stock Rights or any shares of Common Stock issued upon conversion or exercise thereof, (vi) shares of Common Stock issued upon exercise of any Common Stock Rights as to which the Holders shall have been afforded the opportunity to exercise their rights of first refusal pursuant to this Article VII, or (vii) securities issued upon exercise of Common Stock Rights outstanding on the Closing Date and described in the Purchase Agreement or disclosed on a schedule to the Purchase Agreement.

     Section 7.5    Terms of Payment of Purchase Price.  Subject to Section 7.3
     -----------    ----------------------------------              -----------
and the rest of this Section, each issuance of New Securities to each Investor must be on terms not less favorable to such Investor than the most favorable terms on which the Company issues or proposes to issue in the transaction in connection with which the preemptive right is being exercised New Securities to any New Securities Purchaser, any other Investor or any other Person (without discrimination based on differences in the number or amount of New Securities to be acquired). Without limiting the generality of the immediately preceding sentence, (i) each Investor must be given the same options and rights of election, if any, as to the kind(s) or amount(s) of consideration to be paid or delivered for New Securities as any other purchaser is given or was proposed to be given in the Preissuance Notice and (ii) the purchase price to be paid by each Investor upon exercise of its rights under this Article VII will be paid
                                                     -----------
upon terms which are not less favorable than those on which the New Securities are sold to any other purchaser, unless those terms provide for payment in a manner which could not reasonably be duplicated by any Investor, such as the transfer of specific property to the Company, in which event such payment will be in cash in an amount equal to the fair market value of such specific property as reasonably determined by the Board of Directors in good faith. The giving of a Preissuance Notice shall constitute the representation and warranty by the Company to each Investor that (i) the proposed issuance is not subject to conditions, contingencies or material terms not disclosed in the Preissuance Notice or in the accompanying documents delivered therewith; and (ii) neither the amount or kind of consideration offered by the New Securities Purchaser for the New Securities nor any other terms of the proposed issuance or of any other transaction or proposed transaction with the New Securities Purchaser or any of its Affiliates have been established for the purpose of circumventing, increasing the cost of exercising or otherwise impairing any Investor's right of first refusal pursuant to this Article VII or increasing the probability that any Investor's right of first refusal will not be exercised in full.

     Section 7.6      Issuance to Others Not Permitted Absent Compliance.  If
     -----------      --------------------------------------------------
the Company does not issue and deliver, to each Investor, on or before the 120th day after the date the applicable Preissuance Notice with respect to any proposed issuance of New Securities is given, all New Securities which such Investor is entitled to be issued in accordance with the provisions of this
Article VII for any reason other than the failure of such Exercising Holder to
-----------
tender the purchase price therefor if and when required by this Article VII,
                                                                -----------
then the Company shall not be entitled to issue any New Securities pursuant to the related Preissuance Notice. If, after compliance with Section 7.2, there
                                                           -----------
remains any portion of the New Securities specified in a Preissuance Notice which have not been elected to be acquired by one or more Investors, the Company shall be entitled to issue such remaining portion to the Persons, in the manner and on terms and conditions not materially more favorable to the purchaser than those specified in such Preissuance Notice, but only if such issuance is consummated not later than the 120th day after the date such Preissuance Notice was given. If such issuance is not so consummated within such period, then the Company shall not be entitled to issue any such New Securities without again complying with the provisions of this Article VII. Notwithstanding the foregoing provisions of this Article VII, unless a binding purchase agreement
                             -----------
entered into pursuant to this Article VII by the Company and such Investor
                              -----------
otherwise provides, the Company may, without liability to any Investor, abandon the proposed issuance of New Securities.

     Section 7.7    Rights Apply to Each Issuance of New Securities.  Subject to
     -----------    -----------------------------------------------
the last sentence of Section 7.1, the provisions of this Article VII shall apply
                                                         -----------
successively to each and every issuance or proposed issuance of any New Securities.

                                  ARTICLE VII
                    CERTAIN OTHER COVENANTS OF THE COMPANY

     The Company hereby covenants and agrees as follows:

     Section 8.1    Financial Information.  So long as an Investor is a holder
     -----------    ---------------------
of 250,000 Registrable Shares (as adjusted for any stock splits, consolidations and the like), the Company will furnish to such Investor the following reports:

          (i) Within the applicable time period required under the Exchange Act, after the end of each fiscal year of the Company, the information required by Form 10-K (or any successor form thereto) under the Exchange Act with respect to such period (including a "Management's Discussion and Analysis of Financial condition and Results of Operations" section that describes the consolidated financial condition and results of operations of the Company), together with a report thereon by the Company's certified independent accountants;

          (ii) Within the applicable time period required under the Exchange Act after the end of each of the first three fiscal quarters of each fiscal year of the Company, the information required by Form 10-Q (or any successor from thereto) under the Exchange Act with respect to such period (including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" section that describes the consolidated financial condition and results of operations of the Company);

          (iii) Any current reports on Form 8-K (or any successor forms) required to be filed under the Exchange Act; and

          (iv) As soon as practicable upon approval or adoption by the Company's Board of Directors, the Company will furnish such Investor with the Company's budget and operating plan (including projected balance sheets and profit and loss and cash flow statements) for such fiscal year.

     Section 8.2      Board Representation; Observer.
     -----------      ------------------------------

          (a) During the period commencing on the first date (after the date hereof) as of which all outstanding Series A Shares shall have been converted into Common Stock and ending on the first to occur of (i) the redemption of any Series A Shares by the Company and (ii) the first date as of which the Initial Investors and the Second Purchasers (and their respective Affiliates) hold, in the aggregate, a number of Registrable Shares that is less than 50% of the original number of Registrable

Shares held by the Initial Purchasers immediately after the Second Closing (as defined in the Purchase Agreement), as such number be appropriately adjusted by reason of stock splits, stock combinations, recapitalizations and similar events, the Initial Investors shall have the right to nominate a member of the Company's board of directors. During such period, the Company shall propose and recommend the Initial Investors' board nominee to the Company's shareholders.

          (b) During the period commencing on the first date (after the date hereof) as of which any outstanding Series A Shares shall have been redeemed by the Company and ending on the first date as of which the Initial Investors and the Second Purchasers (and their respective Affiliates) hold, in the aggregate, a number of Registrable Shares that is less than 50% of the original number of Registrable Shares held by the Initial Purchasers immediately after the Second Closing, as such number be appropriately adjusted by reason of stock splits, stock combinations, recapitalizations and similar events, the Initial Investors shall have the right to have a representative appointed by them attend or participate in any one or more meetings of the Company's board of directors as an observer, and not as a director, and such representative shall be entitled to receive the same notices of meetings of and proposed actions by the Company's board of directors as the Company's directors generally, but shall not be entitled to any voting or consent rights of a director; provided, that such
                                                        --------
right of the Initial Investors shall be suspended during any period that the Company's directors include Michael J. Marocco or another principal or senior employee of Sandler Capital Management.

          (c) The Initial Investors' nominee pursuant to Section 8.2(a) and observer pursuant to Section 8.2(b) shall be Michael J. Marocco or another principal or senior employee of Sandler Capital Management approved by the Company, such approval not to be unreasonably withheld. Each of the Investors severally, not jointly, agrees that, while shares of Series A Preferred Stock are outstanding, such Investor shall vote all Series A Shares held by such Investor for the election of Mr. Marocco, or another principal or senior employee of Sandler Capital Management approved by the Company (such approval not to be unreasonably withheld) as the Series A Director (as defined in the Series A Articles of Amendment).

     Section 8.3    Additional Piggyback Registration Rights.  From and after
     -----------    ----------------------------------------
the Closing Date, the Company shall not (i) grant to any Person rights to participate in any Piggyback Registration that are more favorable than the rights granted to the Investors in the case of a cut-back in a Piggyback Registration or (ii) grant any Person a right to piggyback on a Demand Registration unless such Persons agree that in the event of any required cut-back, such Persons shall have their security proposed to be included in such registration reduced prior to any reduction in Registrable Shares of the Investors included in such registration.
 .
                                   ARTICLE IX
                                 MISCELLANEOUS

     Section 9.1    Securities Act Legend.  Except as otherwise provided in this
     -----------    ---------------------
Section 9.1, each stock certificate or other instrument evidencing the Series A
-----------
Shares, the Warrants, any Conversion Stock or any Warrant Stock shall bear a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR OTHER SECURITIES LAWS. THEY ARE 'RESTRICTED SECURITIES' WITHIN THE MEANING OF SEC RULE 144. THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF THE COMPANY."

Any holder of any such certificate or instrument bearing the foregoing legend shall be entitled to promptly receive from the Company, without expense, a new certificate or instrument of identical tenor representing the same kind of securities and the same number or other amount thereof not bearing such legend if such securities shall have been effectively registered under the Securities Act and are sold or otherwise disposed of in accordance with the intended method of disposition by the seller thereof set forth in the registration statement, or such securities may be freely transferred by such holder by reason of an exemption from registration under the Securities Act, or such legend otherwise is not required in order to ensure compliance with the Securities Act. The written opinion of Baker & Botts, L.L.P., or other legal counsel selected by such holder and reasonably satisfactory to the Company with respect to any of the foregoing or with respect to any question concerning whether any proposed transfer of any such securities would violate the Securities Act shall be sufficient to determine the issue.

     Section 9.2    Rule 144.  The Company covenants that following the initial
     -----------    --------
registration of any Common Stock, it will file any reports required to be filed by it under the Securities Act and the Exchange Act so as to enable Investors who continue to hold any Registrable Shares to sell such Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or rules now in effect or hereafter adopted by the Commission. Upon the request of any Investor, the Company will promptly deliver to such Investor a written statement as to whether it has complied with such requirements.

     Section 9.3    Amendments and Waivers.  The provisions of this Agreement,
     -----------    ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, unless approved in writing by the Company and by the Majority Investors. Notwithstanding the foregoing, any waiver or departure with respect to any matter which relates exclusively to the rights and obligations of Investors in a specific Piggyback Registration or Demand Registration, which relates only to the Registrable Shares being registered pursuant to that Piggyback Registration or Demand Registration, which applies only to such specific Piggyback Registration or Demand Registration, and which does not directly or indirectly adversely affect the rights of any other Investor with respect to any Registrable Shares not being so registered, shall be authorized and effective if approved in writing by the Company and the Majority Investors.

     Section 9.4    Termination.  The provisions of this Agreement shall
     -----------    -----------
terminate as to any particular Investor, other than the provisions of Article VI, which shall survive any such termination indefinitely, at the first time as of which all Registrable Shares held by such Investor may be publicly sold by such Investor pursuant to Rule 144 under the Securities Act without registration or qualification under the Securities Act or state securities laws, without limitations as to volume or manner of sale and without any limitation, restriction or condition; provided, however, that any obligations of the Company
                          --------  -------
pursuant to Article V or any other provision of this Investor Rights Agreement
            ---------
with respect to any pending or completed Demand Registration or Piggyback Registration which have not been fully performed shall survive until fully performed. In the case of any dispute concerning whether the condition stated in the immediately preceding sentence has been satisfied as of any time, the opinion of an independent law firm of nationally recognized standing selected by the Majority Investors reasonably satisfactory to the Company shall be final and conclusive. The fees and expense of such law firm will be paid by the losing party to such dispute.

     Section 9.5    Certain Mergers and Other Events.  If the Company proposes
     -----------    --------------------------------
to consummate any consolidation, merger, binding share exchange or reorganization in which the Company is not the continuing corporation or any sale, conveyance, transfer or lease to another Person of the properties and assets of the Company as an entirety or substantially as an entirety and if, as a result of or in connection with such transaction, the Investors would receive or would be entitled to receive, in exchange for or otherwise with respect to the Registrable Shares held by them, any common stock, other capital stock or other securities of the successor or acquiring corporation or any Affiliate thereof or any Rights for any such common stock, capital stock or other securities, then the Company shall not consummate such transaction unless the successor or acquiring Person (as the case may be) shall, in a manner reasonably satisfactory to the Majority Investors, grant to the Investors registration rights which shall be no less favorable to the Investors than the provisions of this Agreement. In the event of (i) any reclassification, reorganization or change of the outstanding shares of Common Stock or other capital stock of the Company, (ii) any consolidation, merger, binding share exchange or reorganization to which the Company is party (other than a consolidation, merger, share exchange or reorganization in which the Company is the continuing corporation and which does not result in any reclassification of or change in the Registrable Shares of any class, series or type), (iii) any event which results in the securities deliverable upon exercise or conversion of any Common Stock Rights referred to in the definitions of Registrable Shares in Section 1.1
                                                                     -----------
consisting of or including any securities other than shares of Common Stock, or
(iv) any other event of any kind occurs which results in a change in the securities constituting or included in the Registrable Shares immediately before such event, then the Investors shall be entitled to registration rights with respect to all such securities issued or issuable to them by reason thereof which are comparable in all material respects to those provided for herein with respect to Registrable Shares. In the event any dispute relating to this
Section 9.5 shall arise, then such dispute shall promptly thereafter be
-----------
submitted for resolution by an independent law firm of recognized national standing selected by the Company and reasonably acceptable to the Majority Investors (acting as provided above in this Section), whose decision (with the advice of an independent investment banking firm of recognized national standing selected by such law firm, if such law firm believes it advisable to seek such advice) shall be final and conclusive. The reasonable fees and expenses of such law firm (and of any such investment banking firm) shall be paid by the Company.

     Section 9.6    Tag-Along Rights.
     -----------    ----------------

          (a) If, at any time or from time to time prior to the Qualifying IPO, any Insider propose to effect any sale, transfer or conveyance for value (a "Proposed Sale") that, if effected, would result in the number of shares of Common Stock Beneficially Owned by the Insiders, collectively, being less than eighty percent of the number of shares of Common Stock Beneficially Owned by the Insiders, collectively, as of the date of this Agreement (as adjusted for stock splits; reverse stock splits and similar events occurring after the date hereof) other than a transfer to a Qualified Affiliate who agrees in writing with the Investors to be bound by this Section 9.6 as an "Insider", such Insider will
                              -----------
afford the Investors the opportunity to include the Registrable Shares ratably and proportionately in such sale and upon the same terms and conditions as are applicable to the Proposed Sale by such Insider (such right for Investors to participate in such sale is referred to herein as the "Tag-Along Rights").

          (b) The selling Insider shall promptly notify, or cause to be notified, Investors in writing of each Proposed Sale. Such notice (the "Proposed Sale Notice") shall set forth: (i) the proposed purchaser ("Proposed Purchaser"); (ii) the total number of shares of Common Stock to be sold by the selling Insider (the "Tendered Shares"); (iii) the proposed amount and form of consideration; and (iv) the terms and conditions of the Proposed Sale.

          (c) The "Tag-Along Rights" may be exercised by Investors by delivery of a written notice (the "Tag-Along Notice"), within fifteen days following receipt of the Proposed Sale Notice, to the selling Insider. The Tag-Along Notice shall state the number of Registrable Shares that Investors desire to include in such sale to the Proposed Purchaser (the "Tag-Along Shares").

          (d) If and to the extent that the Proposed Purchaser purchases the Tendered Shares from the selling Insider but does not purchase, upon the same terms and conditions and for the same consideration, the Tag-Along Shares of Investors identified in the Tag-Along Notice, the selling Insider shall purchase from Investors that number of Tag-Along Shares upon the same terms and conditions and for the same consideration as are applicable to the Tendered Shares such that, net of purchases by the selling Insider from Investors, each of the Insider, on the one hand, and Investors, on the other, have disposed of the same percentage of shares of Common Stock owned by them.

          (e) The number of Tag-Along Shares with respect to any Tag-Along Notice shall not exceed the product of (i) the total number of shares of Common Stock Beneficially Owned by Investors as of the date of the Proposed Sale Notice (not giving effect to any double counting of shares of Common Stock due to the definition of "Beneficially Owned"), and (ii) a fraction, the numerator of which is the number of Tendered Shares and the denominator of which is the total number of shares of Common Stock held by the Insider as of the date of the Proposed Sale Notice.

          (f) After the expiration of the fifteen day period in which Investors may give their Tag-Along Notice, the selling Insider shall have the right, for a period of ninety days after expiration of such thirty day period, to dispose of its shares of Common Stock to the Proposed Purchaser upon the terms and conditions stated in the Proposed Sale Notice. If the selling Insider fails to consummate such sale within such ninety day period, Investors shall have the right to once again exercise their Tag-Along Rights as set forth in this Section
                                                                         -------
9.6, with respect to such sale, it being the intention of the parties that such
---
Tag-Along Rights shall automatically be re-instated upon expiration of each such ninety day period.

          (g) As an alternative to Sections 9.6(a) through 9.6(f), with respect
                                   ---------------         ------
to Proposed Sales of its Common Stock other than to Qualified Affiliates, the selling Insider may enter into an agreement providing for the disposition of its Common Stock if provision is made to allow Investors to participate on the same terms and the same extent (in proportion to their respective holdings of Common Stock, including Options). In the event the Proposed Purchaser breaches the provisions of the purchase agreement with respect to the purchase of the Registrable Shares from Investors, then the selling Insider shall purchase the Tag-Along Shares of Investors as provided in Section 9.6(d).
                                             --------------

     Section 9.7    Determinations Generally.  Unless otherwise expressly
     -----------    ------------------------
provided herein, all decisions and determinations required or permitted to be made hereunder by any Investor (including any decision as to whether to give any consent or approval) shall be made by such Person in its sole discretion.

     Section 9.8    Binding Effect; Successors and Assigns; Entire Agreement.
     -----------    --------------------------------------------------------
Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give any creditor, stockholder or Affiliate of the Company or any other Person except the parties and the Persons who from time to time are Investors any remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof, all of which shall be for the sole and exclusive benefit of the parties. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Company and the Persons who from time to time are Investors and their respective successors and permitted assigns. Except as otherwise specifically permitted or contemplated by this Agreement, neither this Agreement nor any of the rights, interests or obligations of the Company hereunder shall be assigned or delegated without the prior written consent of the Majority Investors. The provisions of Article VI shall inure to the benefit of, and be
                              ----------
enforceable by, each of the Investor Indemnified Parties and the Company Indemnified Parties. This Agreement constitutes the entire agreement of the parties with respect to the subject matter herein and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the specific subject matter hereof.

     Section 9.9    Interpretation.  The headings of the articles and sections
     -----------    --------------
contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.

     Section 9.10    No Implied Waivers.  No action taken pursuant to this
     ------------    ------------------
Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any agreements, covenants, obligations or commitments contained herein or made pursuant hereto. The waiver by any party of a breach or benefit of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party or beneficiary to exercise any right, privilege or remedy hereunder shall be deemed a waiver of such party's or beneficiary's rights, privileges or remedies hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time.

     Section 9.11    Further Assurances.  Each party shall cooperate and take
     ------------    ------------------
such actions as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby. The obligations of the Company with respect to the Registrable Shares of any Investor included in any Demand Registration or Piggyback Registration are subject to the compliance by such Investor with the immediately preceding sentence, but the failure of any Investor to so comply shall not affect the Company's obligations with respect to the Registrable Shares of any other Investor included therein.

     Section 9.12    Counterparts.  This Agreement may be executed in
     ------------    ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement. In addition to any other lawful means of execution or delivery, this Agreement may be executed by facsimile signatures and may be delivered by the exchange of counterparts of signature pages by means of telecopier transmission.

     Section 9.13    Notices.  All notices, requests, demands, claims, and other
     ------------    -------
communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two Business Days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     If to the Company:

                    Convergent Communications, Inc.
                    400 inverness Drive South
                    Suite 400
                    Englewood, Colorado 80112
                    Attn: General Counsel
                    Telephone: (303) 749-3000
                    Telecopy: (303) 749-3113

     with a copy to:

                    Richard M. Russo, Esq.
                    Gibson, Dunn and Crutcher, L.L.P.
                    1801 California Street
                    Suite 4100
                    Denver, Colorado 80202
                    Telephone: (303) 298-5715
                    Telecopy: (303) 296-5310


     If to any Investor, to such Investor at such Investor's address specified
     on Schedule 1 or   supplied by such Investor in writing to the Company for
     purposes hereof, with a copy to:

                    Baker & Botts L.L.P.
                    599 Lexington Avenue
                    Suite 2900
                    New York, New York 10022-6030
                    Attention: Joseph Young
                    Telephone:  (212) 705-5000
                    Telecopy:  (212) 705-5125

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, facsimile transmission ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     Section 9.14    Governing Law.  This Agreement shall be governed by and
     ------------    -------------
construed in accordance with the laws of the State of Colorado without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

     Section 9.15    Severability.  If any provision of this Agreement  or the
     ------------    ------------
application thereof to any person or circumstance is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, provided, that if any provision
                                           --------
hereof or thereof or the application of any such provisions shall be so held to be invalid, void or unenforceable by a court of competent jurisdiction, then such court may substitute therefor a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid, void or unenforceable provision and, if such court shall fail or decline to do so, the parties shall negotiate in good faith a suitable and equitable substitute provision. To the extent that any such provision shall be judicially unenforceable in any one or more states, such provision shall not be affected with respect to any other state, each provision with respect to each state being construed as several and independent.

     Section 9.16    Specific Performance.  Without intending to limit the
     ------------    --------------------
remedies available to any of the parties, each of the Investors and the Company acknowledges and agrees that a violation, breach or threatened by the other of any term of this Agreement will cause such party irreparable injury for which an adequate remedy at law is not available. The parties agree that each party shall have the right of specific performance and, accordingly, shall be entitled to an injunction, restraining order or other form of equitable relief, in addition to any and all other rights and remedies at law, from any court of competent jurisdiction restraining any other party from committing any breach or threatened breach of, or otherwise specifically to enforce, any provision of this Agreement and all such rights will be cumulative. The parties further agree that any defense in any action for specific performance that a remedy at law would be adequate is waived.

                    (Signatures continued on the next page)

     IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

                    CONVERGENT COMMUNICATIONS, INC.


                    By:    /s/ John R. Evans
                        _____________________________________________
                        Name:  John R. Evans
                        Title: Chief Executive Officer

                    SANDLER CAPITAL PARTNERS IV, L.P.

                    By:  SANDLER INVESTMENT PARTNERS, General Partner

                         By:  SANDLER CAPITAL MANAGEMENT, General Partner

                              By:  MJDM MEDIA CORP., a General Partner


                                    By:    /s/ Edward Grinacoff
                                         ____________________________
                                         Name: Edward Grinacoff
                                         Title: President


                    SANDLER CAPITAL PARTNERS IV, FTE, L.P.

                    By:  SANDLER INVESTMENT PARTNERS, General Partner

                         By:  SANDLER CAPITAL MANAGEMENT, General Partner

                              By:  MJDM MEDIA CORP., a General Partner


                                    By:    /s/ Edward Grinacoff
                                         ____________________________
                                         Name: Edward Grinacoff
                                         Title: President

                    APPLEWOOD ASSOCIATES, L.P.


                    By:    /s/ Irwin Lieber
                         ____________________________________________
                         Name: Irwin Lieber
                         Title: General Partner

                    MICHAEL PRICE, individually

                    /s/ Michael Price
                    -------------------------------------------------


                    STEVE RATTNER, individually

                    /s/ Steve Rattner
                    -------------------------------------------------


                    HARVEY SANDLER, individually

                    /s/ Harvey Sandler
                    -------------------------------------------------


                    JOHN KORNREICH, individually

                    /s/ John Kornreich
                    -------------------------------------------------


                    MJM ASSOCIATES L.P.


                    By:    /s/ Michael J. Marocco
                         ____________________________________________
                         Name: Michael J. Marocco
                         Title: General Partner


                    ANDREW SANDLER, individually

                    /s/ Andrew Sandler
                    -------------------------------------------------


                    DAVID LEE, individually

                    /s/ David Lee
                    -------------------------------------------------

                    DOUGLAS SCHIMMEL, individually

                    /s/ Douglas Schimmel
                    -------------------------------------------------


                    HANNAH STONE, individually

                    /s/ Hannah Stone
                    -------------------------------------------------


     In order to induce the Initial Investors to enter into such Purchase Agreement and consummate the transactions contemplated thereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned, intending to be legally bound, hereby agrees to the provisions of, and to be bound as an "Insider" by, Section 9.6 of
                                                                 -----------
the foregoing Agreement, effective as of the date of such Agreement.


                    JOHN R. EVANS, individually

                    /s/ John R. Evans
                    -------------------------------------------------



                    CATHY A.  E. EVANS, individually


                    -------------------------------------------------


                    THE AUDREY L. R. EVANS TRUST


                    By:    /s/ Ian Barclay
                         ____________________________________________
                         Name: Ian Barclay
                         Title: Trustee

                    THE PETER H.R. EVANS TRUST


                    By:    /s/ Ian Barclay
                         ____________________________________________
                         Name: Ian Barclay
                         Title: Trustee

                    THE MARYANNE M. EVANS TRUST


                    By:    /s/ Ian Barclay
                         ____________________________________________
                         Name: Ian Barclay
                         Title: Trustee


                    THE HILLARY A. J. EVANS TRUST


                    By:    /s/ Ian Barclay
                         ____________________________________________
                         Name: Ian Barclay
                         Title: Trustee


                    PHILIP G. ALLEN, individually

                    /s/ Philip G. Allen
                    -------------------------------------------------


                    NANCY L. THOMPSON, individually


                    -------------------------------------------------


                    AMY E. ALLEN, individually


                    -------------------------------------------------



                    ANTHONY P. ALLEN, individually


                    -------------------------------------------------

                    PATRICIA A. DONNELLY, individually


                    -------------------------------------------------


                    KEITH V. BURGE, individually

                    /s/ Keith V. Burge
                    -------------------------------------------------


                    CYNTHIA A. BURGE, individually


                    -------------------------------------------------


                    THE ERIC S. BURGE TRUST


                    By:
                         ____________________________________________
                         Name: James R. Miller
                         Title: Trustee


                    THE CHRISTOPHER K. BURGE TRUST


                    By:
                         ____________________________________________
                         Name: James R. Miller
                         Title: Trustee


                    THE BRANDON M. BURGE TRUST


                    By:
                         ____________________________________________
                         Name: James R. Miller
                         Title: Trustee